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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)     July 17, 1997



                               QLOGIC CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Delaware                 0-23298               33-0537669
(State or other jurisdiction        (Commission           (IRS Employer
       of incorporation)            File Number)        Identification No)




                3545 Harbor Boulevard, Costa Mesa, California  92626
             (Address of principal executive offices)        (Zip Code)




        Registrant's telephone number, including area code (714) 438-7200

                                 Not Applicable
          (Former name or former address, if changed since last report)

                                  Page 1 of 8


                                                         Exhibit Index on Page 4


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ITEM 5.  OTHER EVENTS

     On July 17, 1997, QLogic Corporation (the "Company"), issued a press release detailing its first quarter earnings per share. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by this reference.


ITEM 7.  EXHIBITS

     Exhibits:

     99.1  Press Release dated July 17, 1997.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     QLOGIC CORPORATION



Date:  July 18, 1997                 By:     /S/ THOMAS R. ANDERSON
                                           ---------------------------------
                                           Thomas R. Anderson
                                           Vice President--Finance, Chief
                                           Financial Officer

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                                  EXHIBIT INDEX


                                                     Sequential
      Exhibits             Description                Page No.
      --------             -----------               ----------
       99.1               Press release dated             5
                          July 17, 1997



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